Exhibit 10.14

EXECUTION COPY

CONSENT AND WAIVER AGREEMENT

This CONSENT AND WAIVER AGREEMENT (this “Agreement”), dated as of October 9, 2014, by and among HC2 Holdings, Inc., a Delaware corporation (the “Company”), and each of the September Purchasers and/or May Purchasers (each, as defined below) party hereto (each, a “Preferred Holder” and, collectively, the “Preferred Holders”).

WHEREAS, reference is made to (i) the Securities Purchase Agreement (as amended, the “May Purchase Agreement”), dated as of May 29, 2014, by and among the Company and the purchasers party thereto (the “May Purchasers”); (ii) the Securities Purchase Agreement (the “September Purchase Agreement”), dated as of September 22, 2014, by and among the Company and the purchasers party thereto (the “September Purchasers”); (iii) the Certificate of Designation (the “Series A Certificate of Designation”) of Series A Convertible Participating Preferred Stock (the “Series A Preferred Stock”) of HC2 Holdings, Inc., dated as of May 29, 2014, as amended on September 22, 2014; and (iv) the Certificate of Designation (the “Series A-1 Certificate of Designation”) of Series A-1 Convertible Participating Preferred Stock (the “Series A-1 Preferred Stock”) of HC2 Holdings, Inc., dated as of September 22, 2014.

Transaction

WHEREAS, Schuff International, Inc., a Delaware corporation and a subsidiary of the Company (“Schuff”), desires to borrow up to Fifteen Million Dollars ($15,000,000) of additional loans in order to fund the acquisition of inventory and machinery in connection with “Project Tiger” under that certain Second Amended and Restated Credit and Security Agreement, dated August 14, 2014 (as amended from time to time, the “Schuff Credit Agreement”), between Schuff, certain subsidiaries of Schuff a party thereto and Wells Fargo Credit, Inc., a Minnesota corporation (the issuance of such indebtedness, the “Debt Issuance”);

May Purchase Agreement; September Purchase Agreement

WHEREAS, pursuant to Section 5.4 of each of the May Purchase Agreement and the May Purchase Agreement, each of the undersigned (in its capacity as a May Purchaser and/or September Purchaser) has a participation right with respect to the Debt Issuance (the “Debt Participation Right”), subject to the terms and conditions set forth therein;

WHEREAS, each of the undersigned desires to waive its Debt Participation Right;

Series A Certificate of Designation; Series A-1 Certificate of Designation

WHEREAS, pursuant to Section 9(a) of each the Series A Certificate of Designation and the Series A-1 Certificate of Designation, the Company may not, and may not permit any Subsidiary (as defined therein) to, without the Requisite Approval (as

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defined below), borrow or otherwise issue Indebtedness (as defined therein) if, after giving effect to such borrowing or issuance, the Debt/NAV Ratio (as defined therein) would be greater than 0.75;

WHEREAS, the Debt Issuance will result in a Debt/NAV Ratio in excess of 0.75;

WHEREAS, the undersigned desire to consent to the Debt Issuance, including under the Series A Certificate of Designation and the Series A-1 Certificate of Designation;

WHEREAS, pursuant to Section 11(d)(i) of each of the Series A Certificate of Designation and the Series A-1 Certificate of Designation, any consent, waiver, vote, decision, election or action required or permitted to be taken under the Series A Certificate of Designation or the Series A-1 Certificate of Designation, as applicable, by the holders of the Series A Preferred Stock and Series A-1 Preferred Stock as a group requires the approval or action, as applicable, of the Requisite Holders (as defined in the Series A Certificate of Designation and the Series A-1 Certificate of Designation) and, after such approval or action, is binding on all of the holders of Series A Preferred Stock and Series A-1 Preferred Stock (the “Requisite Approval”); and

WHEREAS, the undersigned constitute the Requisite Holders under and as defined in the Series A Certificate of Designation and the Series A-1 Certificate of Designation.

NOW THEREFORE,

1. Consent to Debt Issuance; Waiver of Debt Participation Right. Each of the undersigned does hereby (a) consent to the Debt Issuance (inclusive of all interest and other fees and expenses accrued in the ordinary course in connection with such indebtedness), including pursuant to Section 9(a) of the Series A Certificate of Designation and Series A-1 Certificate of Designation, as applicable, and (b) waive its Debt Participation Right with respect to the Debt Issuance; provided, however, that for so long as Schuff remains a Subsidiary (as defined in the Series A Certificate of Designation and Series A-1 Certificate of Designation, as applicable) of the Company, until the earlier to occur of (i) the repayment in full of the Debt Issuance and (ii) such time as the Debt/NAV Ratio (as defined in the Series A Certificate of Designation and Series A-1 Certificate of Designation, as applicable) is equal to or less than 0.75, the Company shall cause Schuff not to make any dividend or distribution to, or repurchase any equity interests from, any of its stockholders (or any Affiliates thereof) without the consent of the Requisite Holders (as defined in the Series A Certificate of Designation and Series A-1 Certificate of Designation, as applicable).

2. Waiver of Notice Requirements. This Agreement shall satisfy any notice requirement that may be required to be given to the undersigned pursuant to the May Purchase Agreement and/or the September Purchase Agreement or otherwise in connection with the Debt Issuance.

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3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Preferred Holders that:

a. The Company has the power and authority to enter into this Agreement and all other agreements contemplated hereby, and to do and perform all acts and things as are required or contemplated hereunder to be done, observed and performed by the Company;

b. Each of this Agreement and all other agreements to be executed by the Company which are contemplated hereby has been duly authorized (by all necessary corporate and limited liability company action and otherwise), validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms;

c. After giving effect to this Agreement, the execution and delivery of this Agreement and all other agreements to be executed by the Company and contemplated hereby and the Company’s performance hereunder and thereunder do not and will not require the consent or approval of any governmental authority, nor be in contravention of or in conflict with any the Company’s charter, by-laws, certificate of incorporation or the provisions of any statute, or any judgment, order, or indenture, instrument, agreement, note, arrangement or undertaking, to which the Company is a party or by which the Company or its assets or properties are or may become bound; and

d. After giving effect to this Agreement, no default under this Agreement, the May Purchase Agreement, the September Purchase Agreement, the Series A Certificate of Designation or the Series A-1 Certificate of Designation has occurred and is continuing.

4. No Further Amendments. Except for the consents and waivers set forth herein, the text of each of the May Purchase Agreement, the September Purchase Agreement, the Series A Certificate of Designation and the Series A-1 Certificate of Designation shall remain unchanged and in full force and effect and each is hereby ratified and reaffirmed in all respects. No waiver by the Preferred Holders under the May Purchase Agreement, the September Purchase Agreement, the Series A Certificate of Designation or the Series A-1 Certificate of Designation is granted or intended except as expressly set forth herein, and the Preferred Holders expressly reserve the right to require strict compliance with the terms of each of the May Purchase Agreement, the September Purchase Agreement, the Series A Certificate of Designation and the Series A-1 Certificate of Designation, as applicable, in all respects.

5. Fees and Legal Fees. The Company hereby agrees to pay to the Preferred Holders all reasonable out of pocket fees and reasonable out of pocket expenses incurred by the Preferred Holders in the drafting, review, negotiation and closing of the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Ropes & Gray, as counsel to the PECM Purchasers and the Hudson Bay Purchaser (each as defined in the May Purchase Agreement).

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6. Binding on Successors, Assigns, Transferees. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto and, upon a transfer of Shares or Conversion Shares, as defined in and in accordance with Section 8 of the May Purchase Agreement and/or the September Purchase Agreement, as applicable, such transferee shall be bound by the terms of this Agreement (including the approvals and waivers granted hereunder) as if originally a party hereto.

7. Entire Agreement. This Agreement and the documents and other agreements among the parties hereto as contemplated by or referred to herein constitute the entire agreement between the parties hereto respecting the subject matter hereof and supersede all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral.

8. Miscellaneous. Sections 12.1 through 12.7 and 12.9 through 12.12 of the May Purchase Agreement and the September Purchase Agreement, as applicable, are hereby incorporated herein by reference, mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY

HC2 HOLDINGS, INC.

By:	/s/ Keith M. Hladek
	Name:	Keith M. Hladek
	Title:	Chief Operating Officer

[Signature Page to Consent and Waiver]

HUDSON BAY PURCHASER

HUDSON BAY ABSOLUTE RETURN CREDIT OPPORTUNITIES MASTER FUND, LTD.

By:	/s/ Marc Sole
	Name:	Marc Sole
	Title:	Authorized Signatory

[Signature Page to Consent and Waiver]

PECM PURCHASERS

PROVIDENCE DEBT FUND III L.P.

By:	/s/ Bryan Martoken
	Name:	Bryan Martoken
	Title:	CFO – Capital Markets Group

[Signature Page to Consent and Waiver]

PROVIDENCE DEBT FUND III MASTER (NON-US) L.P.

By:	/s/ Bryan Martoken
	Name:	Bryan Martoken
	Title:	CFO – Capital Markets Group

[Signature Page to Consent and Waiver]

PECM STRATEGIC FUNDING L.P.

By:	PECM Strategic Funding GP L.P.,
its general partner

By:	PECM Strategic Funding GP Ltd.,
its general partner

By:	/s/ Bryan Martoken
	Name:	Bryan Martoken
	Title:	CFO – Capital Markets Group

[Signature Page to Consent and Waiver]

BENEFIT STREET PARTNERS SMA LM L.P.

By:	/s/ Bryan Martoken
	Name:	Bryan Martoken
	Title:	CFO – Capital Markets Group

[Signature Page to Consent and Waiver]

DG VALUE PARTNERS II MASTER FUND, LP

By:	DG Capital Management, LLC, its investment manager

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

[Signature Page to Consent and Waiver]

DG PURCHASERS

DG VALUE PARTNERS, LP

By:	DG Capital Management, LLC, its investment manager

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

[Signature Page to Consent and Waiver]

SPECIAL SITUATIONS X, LLC

By:	DG Capital Management, LLC, its investment manager

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

[Signature Page to Consent and Waiver]

SPECIAL SITUATIONS, LLC

By:	DG Capital Management, LLC, its investment manager

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

[Signature Page to Consent and Waiver]

DG CREDIT OPPORTUNITIES, LP

By:	DG Capital Management, LLC, its investment manager

By:	/s/ Dov Gertzulin
	Name:	Dov Gertzulin
	Title:	Managing Member

[Signature Page to Consent and Waiver]

LUXOR PURCHASERS:

LUXOR CAPITAL PARTNERS, LP

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel – Luxor Capital Group, LP – as Investment Manager

[Signature Page to Consent and Waiver]

LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel – Luxor Capital Group, LP – as Investment Manager

[Signature Page to Consent and Waiver]

LUXOR WAVEFRONT, LP

By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel – Luxor Capital Group, LP – as Investment Manager

[Signature Page to Consent and Waiver]